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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 17, 2000

                              VENTRO CORPORATION
            (Exact name of Registrant as specified in its charter)


           DELAWARE                      0-26811                77-0465496
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                             Identification No.)



                             1500 Plymouth Street
                        Mountain View, California 94043
              (Address of principal executive offices) (Zip code)


                                (650) 567-8900
             (Registrant's telephone number, including area code)

                              Chemdex Corporation
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On February 17, 2000, the registrant changed its name from Chemdex Corporation to Ventro Corporation. On March 1, 2000, the National Market ticker for the registrant's common stock will be changed from "CMDX" to "VNTR."
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Ventro Corporation
                                        (Registrant)



Date: February 22, 2000                 By: /s/ James Stewart
      ------------------                    -----------------------------
                                            Chief Financial Officer